UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 18, 2009

ATS Medical, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Minnesota	0-18602	41-1595629
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3905 Annapolis Lane North, Minneapolis, Minnesota		55447
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	763-553-7736

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On February 23, 2009, ATS Medical, Inc. ("ATS" or the "Company") issued a press release to report final financial results for its three month and fiscal year periods ended December 31, 2008. The full text of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference. The information under Item 2.02 in this current report, including the exhibit thereto, is not deemed "filed" for purposes of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 18, 2009, the Personnel and Compensation Committee of the Company's Board of Directors (the "Committee") approved the Company's 2009 Management Incentive Compensation Plan ("MICP"), which is an annual cash incentive program for Company management and key employees. Under the MICP, the Company's management and key employees will be eligible, upon attaining certain corporate financial and personal performance goals, to receive a cash bonus with a target amount equal to a stated percentage of his or her annual base salary. For 2009, 60% of a participant’s target MICP award will be based on the Company's achievement of corporate financial objectives relating to operating income and the remaining 40% of each participant's target MICP bonus will be based on personal performance goals. The 2009 MICP is furnished as Exhibit 99.2 hereto and is incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

The following Exhibits are filed as part of this Form 8-K:

99.1 Press Release of ATS Medical, Inc. dated February 23, 2009.

99.2 ATS Medical, Inc. 2009 Management Incentive Compensation Plan.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATS Medical, Inc.

February 23, 2009	By:	Michael R. Kramer

Name: Michael R. Kramer
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release of ATS Medical, Inc. dated February 23, 2009
99.2	ATS Medical, Inc. 2009 Management Incentive Compensation Plan